                                                                     EXHIBIT 4.1

     COMMON STOCK                                           COMMON STOCK
    _______________                                        ______________

INCORPORATED UNDER THE                                 SEE REVERSE FOR CERTAIN
   LAWS OF DELAWARE                                 DEFINITIONS AND RESTRICTIONS
                                         [LOGO]
THIS CERTIFICATE IS TRANSFERABLE IN THE
  CITY OF BOSTON, MA OR NEW YORK, NY                      CUSIP 978150 10 0

THIS CERTIFIES THAT:


IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
             ------------ WOMEN FIRST HEALTHCARE, INC. ------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/  DEBRA P. CRAWFORD                                /s/ DAVID F. HALE
----------------------                                -------------------------
VICE PRESIDENT AND                  [CORPORATE SEAL]  PRESIDENT AND
CHIEF FINANCIAL OFFICER                               CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
                    BANKBOSTON, N.A.         TRANSFER AGENT
                                             AND REGISTRAR

                                             /s/ [SIGNATURE ILLEGIBLE]
                                             -------------------------
                                             AUTHORIZED SIGNATURE

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                          WOMEN FIRST HEALTHCARE, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-  as tenants in common
     TEN ENT-  as tenants by the entireties
      JT TEN-  as joint tenants with
               right of survivorship and
               not as tenants in common

     UNIF GIFT MIN ACT-______________________CUSTODIAN_________________________
                              (CUST)                         (MINOR)

                              under Uniform Gifts to Minors

                              Act __________________________
                                          (STATE)

 Additional abbreviations may also be used though not in the above [illegible].


FOR VALUE RECEIVED,______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:_________________  X _____________________________________________________

                         X _____________________________________________________
                           NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.



SIGNATURE GUARANTEED: __________________________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                      PURSUANT TO S.E.C. RULE 17Ad-15.